UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2026

STRATEGY INC

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

ATM Updates

On April 6, 2026, Strategy Inc ("Strategy") announced an update with respect to sales made under its at-the-market offering program ("ATM") of the following securities during the periods and as of the dates indicated below:

	During Period March 30, 2026 to March 31, 2026			As of March 31, 2026
Security	Shares Sold	Notional Value (in millions) (1)	Net Proceeds (in millions) (2)	Available for Issuance and Sale (in millions) (3)
STRF Stock	-	$-	$-	$1,619.3
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock	2,275,972	$227.6	$227.3	$22,748.2
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock	-	$-	$-	$2,100.0
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock	-	$-	$-	$4,014.8
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock	582,550	$-	$72.0	$27,168.2
Class A Common Stock
Total			$299.3

	During Period April 1, 2026 to April 5, 2026			As of April 5, 2026
Security	Shares Sold (4)	Notional Value (in millions) (1)	Net Proceeds (in millions) (2)	Available for Issuance and Sale (in millions) (3)
STRF Stock	-	$-	$-	$1,619.3
10.00% Series A Perpetual Strife Preferred Stock
STRC Stock	1,027,255	$102.7	$102.6	$22,645.5
Variable Rate Series A Perpetual Stretch Preferred Stock
STRK Stock	-	$-	$-	$2,100.0
8.00% Series A Perpetual Strike Preferred Stock
STRD Stock	-	$-	$-	$4,014.8
10.00% Series A Perpetual Stride Preferred Stock
MSTR Stock	593,294	$-	$72.0	$27,096.1
Class A Common Stock
Total			$174.6

(1) The total face value of the shares of preferred stock sold, which is used to calculate dividends thereon.

(2) Net proceeds are presented net of sales commission.

(3) As previously disclosed, on March 23, 2026, Strategy announced the following updates to its ATM: (i) a new $21.0 billion offering of STRC Stock (the “STRC Increase”), (ii) a new $21.0 billion offering of MSTR Stock (the “MSTR Increase”), (iii) the termination of its prior offering of STRK Stock and (iv) a new $2.1 billion offering of STRK Stock. The STRC Stock and MSTR Stock amounts available for issuance reflect the aggregate remaining capacity in each case of both the current offerings and the STRC Increase and MSTR Increase, as applicable. Sales under the STRC Increase and MSTR Increase may begin once capacity under the existing offerings is substantially depleted.

(4) Includes shares sold but not yet settled as of April 5, 2026.

BTC Updates

On April 6, 2026, Strategy announced updates with respect to its bitcoin holdings during the periods and as of the dates indicated below:

During Period March 30, 2026 to March 31, 2026			As of March 31, 2026
BTC Acquired (1)	Aggregate Purchase Price (in millions) (2)	Average Purchase Price (2)	Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price (2)
-	$-	$-	762,099	$57.69	$75,694

During Period April 1, 2026 to April 5, 2026			As of April 5, 2026
BTC Acquired (1)	Aggregate Purchase Price (in millions) (2)	Average Purchase Price (2)	Aggregate BTC Holdings	Aggregate Purchase Price (in billions) (2)	Average Purchase Price (2)
4,871	$329.9	$67,718	766,970	$58.02	$75,644

(1) The bitcoin purchases were made using proceeds from the sale of shares under Strategy's ATM.

(2) Aggregate and average purchase prices are inclusive of fees and expenses.

Q1 2026 Financial Update

For the three months ended March 31, 2026, Strategy had:

•
$14.46 billion unrealized loss on digital assets; and
•
$2.42 billion associated deferred tax benefit.

As of March 31, 2026, Strategy had:

•
$51.65 billion digital asset carrying value; and
•
$1.73 billion related deferred tax asset, offset by a $1.73 billion related valuation allowance.

The foregoing amounts relate solely to Strategy’s unrealized loss on digital assets and related tax impacts, and exclude other deferred tax assets. As of March 31, 2026, the cost basis of the bitcoin held by Strategy exceeded the fair value of its bitcoin holdings. As a result, Strategy recorded a $1.73 billion deferred tax asset with respect to the unrealized loss on its bitcoin and established a valuation allowance of $1.73 billion against this amount. As of March 31, 2026, Strategy also had approximately $0.5 billion of additional deferred tax assets associated with its software operations. Because the fair value of Strategy’s bitcoin holdings is below its cost basis, Strategy expects to establish an additional valuation allowance of $0.5 billion against these deferred tax assets.

The financial information set forth in this Current Report on Form 8-K has been prepared by Strategy management. Strategy’s independent registered public accounting firm, KPMG LLP, has not audited or reviewed, and does not express an opinion with respect to, such financial information.

Item 7.01 Regulation FD Disclosure.

Strategy Dashboard

Strategy also maintains a dashboard on its website (www.strategy.com) as a disclosure channel for providing broad, non-exclusionary distribution of information regarding Strategy to the public, including information regarding market prices of its outstanding securities, bitcoin purchases and holdings, certain key performance indicator metrics and other supplemental information, and as one means of disclosing non-public information in compliance with its disclosure obligations under Regulation FD. Investors and others are encouraged to regularly review the information that Strategy makes public via the website dashboard.

Furnished Information

The information disclosed pursuant to Item 7.01 in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements regarding Strategy’s deferred tax assets and valuation allowances. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including fluctuations in the market price of bitcoin and any associated unrealized gains or losses on digital assets that Strategy may record in its financial statements as a result of a change in the market price of bitcoin from the value at which the Strategy’s bitcoins are carried on its balance sheet, fluctuations in tax benefits or provisions, the impact of the price of bitcoin as of period-end and their effect on Strategy’s deferred tax assets, related valuation allowance, and tax expense, fluctuations in tax benefits or provisions, assumptions underlying Strategy’s projections, and the other factors discussed under the caption “Risk Factors” in Strategy’s Annual Report on Form 10-K filed with the Securities and Exchange Commission ("SEC") on February 19, 2026 and the risks described in other filings that Strategy may make with the SEC. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and Strategy specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026	Strategy Inc (Registrant)

	By:	/s/ Thomas C. Chow
	Name:	Thomas C. Chow
	Title:	Executive Vice President & General Counsel